UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2006

Hibbett Sporting Goods, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	63-1074067
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

451 Industrial Lane

Birmingham, Alabama 35211

(Address of principal executive offices)

(205) 942-4292

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 22, 2006, the Compensation Committee (the “Committee”) of Hibbett Sporting Goods, Inc., (the “Company”) approved the annual base salaries (effective January 29, 2006) of the Company’s executive officers for fiscal 2007. The following table sets forth the annual base salary level of the Company’s Named Executive Officers (which officers were determined by reference to the Company’s proxy statement, dated April 29, 2005) for fiscal 2007 and fiscal 2006:

		Base Salary
Name	Position	Fiscal 2006	Fiscal 2007

Michael J. Newsome	Chief Executive Officer and Chairman of the Board	$396,000	$440,000
Brian N. Priddy	President	300,000	308,000
Cathy E. Pryor	Vice President of Operations	215,000	226,000
Jeffry O. Rosenthal	Vice President of Merchandising	220,000	245,000
Gary A. Smith	Vice President and Chief Financial Officer	225,000	245,000

Also, on February 22, 2006, the Committee authorized the payment of annual incentive (i.e., bonus) awards to each of the Company’s Named Executive Officers in respect of the year ended January 28, 2006 (fiscal 2006). Consistent with past practice, the payment of the awards is made upon the Company achieving defined net income goals and the Named Executive Officer achieving certain personal goals. At the same time, the Committee established the target bonuses and performance goals for fiscal year 2007 annual incentive awards. These target bonuses are also based on the Company’s performance during fiscal year 2007 as well as individual goals. The following table sets forth cash payments to the Named Executive Officers in respect of their annual incentive awards for fiscal 2006 and the incentive bonus target amounts for fiscal 2007:

		Annual Incentive Award
Name	Position	Fiscal 2006	Fiscal 2007

Michael J. Newsome	Chief Executive Officer and Chairman of the Board	$297,000	$396,000
Brian N. Priddy	President	97,774	246,400
Cathy E. Pryor	Vice President of Operations	149,250	146,900
Jeffry O. Rosenthal	Vice President of Merchandising	159,000	183,750
Gary A. Smith	Vice President and Chief Financial Officer	163,750	183,750

In addition, the Committee granted new stock options to the Company’s Named Executive Officers as well as awards for executive restricted stock units. These awards are under the 2005 Equity Incentive Plan and are subject to the Award Agreements filed on December 27, 2005 and are as follows:

Name	Position	Stock Options	Restricted Stock Units

Brian N. Priddy	President	15,200	3,300
Cathy E. Pryor	Vice President of Operations	9,200	2,000
Jeffry O. Rosenthal	Vice President of Merchandising	11,400	2,400
Gary A. Smith	Vice President and Chief Financial Officer	11,400	2,400

The Company intends to provide additional information regarding the compensation awarded, including equity awards, to the Named Executive Officers in respect of and during the year ended January 28, 2006, in the proxy statement for the Company’s 2006 annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTING GOODS, INC.

By:
Gary A. Smith
Vice President and Chief Financial Officer

February 28, 2006